UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

SILVER HORN MINING LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-25097	65-0783722
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

 3346 Guadalupe Road
Apache Junction, Arizona 85120
 (Address of principal executive offices) (zip code)

(480) 288-6530
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On April 12, 2013, the Board of Directors (the “Board”) of Silver Horn Mining Ltd. (the “Company”) approved the dismissal of Drake & Klein CPAs (“DK”) as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2011 and 2010, DK’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except DK’s audit report for the years ended December 31, 2011 and 2010 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended December 31, 2011 and 2010 and the subsequent periods through April 12, 2013, (i) there were no disagreements between the Company and DK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DK, would have caused DK to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 12, 2013, the Company provided DK with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that DK furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated April 12, 2013, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On December 17, 2012, the audit firm of Drake & Klein CPAs changed its name to DKM Certified Public Accountants.  The change was reported to the PCAOB as a change of name.  This is not a change of auditors for the Company.

On April 12, 2013, the Company engaged D. Brooks and Associates CPA's, P.A.  (“Brooks”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2012. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on April 12, 2013.

Item 9.01	Financial Statements and Exhibits

            (d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No .	Description

16.1	Letter re change in certifying accountant from DKM Certified Public Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 12, 2013

SILVER HORN MINING LTD.

By:	/s/ Daniel Bleak
Name: Daniel Bleak
Title: Chief Executive Officer